JPMORGAN TRUST I

J.P. MORGAN SMA FUNDS

JPMorgan International Value SMA Fund

Supplement dated August 21, 2017 to the Summary Prospectus and Prospectus,

dated March 1, 2017, as supplemented

Effective immediately, the disclosure entitled “Investment Process” on page 2 of the “Risk/Return” section and page 6 of the “More About the Fund” section for the JPMorgan International Value SMA Fund (the “Fund”) is hereby deleted and replaced with the Fund to provide information on how the adviser integrates environmental, social and governance factors into its investment process.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-IVSMA-ESG-817